SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 12, 2005
                                                         ------------------


                          COLUMBUS MCKINNON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    NEW YORK
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


              0-27618                                16-0547600
--------------------------------------------------------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


   140 JOHN JAMES AUDUBON PARKWAY, AMHERST, NEW YORK               14228-1197
--------------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)


        Registrant's telephone number including area code: (716) 689-5400
                                                           --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         OTHER EVENTS.

         On September 12, 2005, the registrant announced the call for redemption of approximately $26 million of its outstanding Senior Subordinated 8 1/2% Notes due 2008. A copy of the press release issued in connection with such action is attached hereto as Exhibit 99.1.


Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




EXHIBIT NUMBER                DESCRIPTION
--------------                -----------

99.1                          Press Release dated September 12, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    COLUMBUS MCKINNON CORPORATION


                                    By:    /S/ KAREN L. HOWARD
                                           -------------------------------------
                                    Name:  Karen L. Howard
                                    Title: Vice President and Treasurer and
                                              Interim Chief Financial Officer



Dated:  September 12, 2005
        ------------------

                                  EXHIBIT INDEX


EXHIBIT NUMBER              DESCRIPTION
--------------              -----------

     99.1                   Press Release dated September 12, 2005